EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-QSB of StateFed Financial Corporation (the "Company") for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, hereby certifies that:


(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the period covered by the Report.

In witness where of, the undersigned have executed this certification as of the 14th day of November 2003.

By: /s/ RANDALL C. BRAY
    -----------------------------
Name:  Randall C. Bray
Chairman of the Board


By: /s/ ANDRA K. BLACK
    -----------------------------
Name:  Andra K. Black
Chief Financial Officer

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